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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    _________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 22, 2004




                              Global Matrechs, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                     0-29204                   58-2153309
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)




90 Grove Street, Suite 201 Ridgefield, Connecticut               06877
    ----------------------------------------                   ----------
    (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's telephone number, including area code: (203) 431-6665






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          On October 22, 2004 and November 5, 2004, Global Matrechs, Inc., a Delaware corporation (the "Company"), entered into securities purchase agreements with Dean M. DeNuccio and Colonial Fund LLC (the "Purchasers") relating to the private placement of 2% secured convertible promissory notes (the "Notes") in the aggregate principal amount of $75,000 with a maturity of two (2) years and warrants (the "Warrants") to purchase 3,000,000 shares of its common stock at an exercise price of $0.025 per share, which expire in five years in exchange for aggregate consideration equal to the principal amount of the Notes.

          The Notes are convertible, at the option of the holders, into shares of common stock of the Company at a conversion price of $0.02 per share. Each Purchaser may require the Company to repurchase some or all of its Note if the market price of the common stock of the Company falls below $0.03 per share for ten (10) consecutive trading days, at a repurchase price equal to 140% of the principal amount of the Note.

          The Company received approximately $70,000 in proceeds after deducting offering expenses. The Company intends to use the proceeds for general corporate purposes. The private placement was exempt from registration under Section 4(2) of the Securities Act of 1993, as amended.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Number      Description
               ------      -----------
                 4.1       Form of 2% Secured Convertible Promissory
                99.1       Form of Securities Purchase Agreement
                99.2       Form of Common Stock Purchase Warrant





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Global Matrechs, INC.


Date: November 4, 2004

                                       By: /s/ Michael Sheppard
                                           --------------------------
                                           Michael Sheppard
                                           President, Chief Executive Officer,
                                           Chief Operating Officer and Acting
                                           Chief Financial Officer















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                                  EXHIBIT INDEX



    Number      Description
    ------      -----------
      4.1       Form of 2% Secured Convertible Promissory
     99.1       Form of Securities Purchase Agreement
     99.2       Form of Common Stock Purchase Warrant

























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